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                                                         EXHIBIT 23(a)




                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The Toro Company:

We consent to the use of our report dated December 11, 1998 incorporated by reference in this Form S-8.




                                                           KPMG LLP


Minneapolis, Minnesota
September 20, 1999